UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      November 1, 2012

NATIONAL PROPERTY ANALYSTS MASTER LIMITED PARTNERSHIP

(Exact name of Registrant as Specified in its Charter)

Commission File number	0-24816

Delaware	23-2610414
(State of other jurisdiction	(IRS Employer Identification No.)
incorporation or organization)

230 S. Broad Street, Mezzanine, Philadelphia, Pennsylvania 19102

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:(215)790-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 435 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 1, 2012, the practice of Asher & Company, Ltd. (“Asher”), which was engaged as the independent registered public accounting firm of National Property Analysts Master Limited Partnership (“NPAMLP” or “Partnership”) was combined with BDO USA, LLP (“BDO”) and the professional staff and partners of Asher joined BDO either as employees or partners of BDO. As a result of this transaction, Asher resigned as NPAMLP’s independent registered public accounting firm on November 1, 2012. On November 2, 2012, following the resignation of Asher, NPAMLP, through and with the approval of its Managing General Partner of the Partnership, appointed BDO as its independent registered public accounting firm.

Prior to appointing BDO, NPAMLP did not consult with BDO regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by BDO on the Partnership’s financial statements, and BDO did not provide any written or oral advice that was an important factor considered by the Partnership in reaching a decision as to any such accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is described in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The report of independent registered public accounting firm of Asher regarding the Partnership’s financial statements for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2011 and 2010, and during the interim period from the end of the most recently completed fiscal year through November 1, 2012, the date of resignation, (i) there were no disagreements with Asher on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Asher, would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Partnership provided Asher with a copy of this Current Report on Form 8-K (the “Report”) prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Asher furnish the Partnership with a letter addressed to the SEC stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter has been filed as an exhibit to this Report.

Item 9.01. Financial Statements and Exhibits

Exhibit 16.1 – Letter from Asher & Co to the Securities and Exchange Commission dated November 5, 2012

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL PROPERTY ANALYSTS MASTER

LIMITED PARTNERSHIP

(Registrant)

By:	EBL&S, Inc., its managing general partner

	By:	/s/ Edward B. Lipkin
Edward B. Lipkin
Director

Date:	November 7, 2012

By:	Feldman International, Inc., its equity general partner

	By:	/s/ Robert McKinney
Robert McKinney
Director

Date:	November 7, 2012